SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING TARGET DATE RETIREMENT FUNDS
For the Allspring Dynamic Target Today Fund
Allspring Dynamic Target 2015 Fund
Allspring Dynamic Target 2020 Fund
Allspring Dynamic Target 2025 Fund
Allspring Dynamic Target 2030 Fund
Allspring Dynamic Target 2035 Fund
Allspring Dynamic Target 2040 Fund
Allspring Dynamic Target 2045 Fund
Allspring Dynamic Target 2050 Fund
Allspring Dynamic Target 2055 Fund
Allspring Dynamic Target 2060 Fund
Allspring Dynamic Target 2065 Fund
(each a “Fund”, together the “Funds”)

At a meeting held on November 13-15, 2023, the Board of Trustees of Allspring Funds Trust unanimously approved the liquidation of the Funds.

Effective at the close of business on November 21, 2023, the Funds are closed to new shareholders and will be closed to additional investments from existing shareholders at the close of business on December 29, 2023, except that existing retirement plans, benefit plans, retirement plan platforms and intermediary centrally managed (home office) model portfolios may continue to add new participants and make additional purchases until the Funds’ liquidation.

The liquidation of the Funds is expected to occur after close of business on or about February 9, 2024. As part of the wind down between the date of this Supplement and the date of each Fund’s liquidation, each Fund is expected to redeem out of the underlying Master Portfolios it is currently invested in and instead invest in a combination of S&P 500 futures and money market funds to maintain approximately the equity and fixed income exposures called for by such Fund’s specific glide path. The Funds will also discontinue the use of risk management and return enhancement overlay strategies currently employed within each Fund. The Funds are unlikely to remain in compliance with the investment objectives and strategies described in each Fund’s current prospectus during this wind down period. Shareholders of the Funds on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.

November 17, 2023	SUP3369 11-23